EXHIBIT 99.1
For immediate release

MILLER ENERGY RESOURCES ANNOUNCES THE APPOINTMENT OF DAVID HALL TO CHIEF OPERATING OFFICER

KNOXVILLE, Tenn. - (July 22, 2013) - Miller Energy Resources (“Miller” or the “Company”) (NYSE: MILL) announced today that its Board of Directors has appointed David M. Hall to Chief Operating Officer (“COO”) of Miller. Mr. Hall has been the Chief Executive Office of Miller's wholly-owned Alaskan operating subsidiary, Cook Inlet Energy (“CIE”), since 2009 and will continue in that capacity. In his new role as COO, Mr. Hall will oversee all of the Miller's drilling operations, in both Alaska and Tennessee.

“David Hall has been a valuable member of the Miller team for many years, and this appointment is the natural progression of his hard work and dedication to our company,” stated Scott M. Boruff, Chief Executive Officer of Miller Energy Resources. “We are confident that David is the right man to lead our operations and grow production in all basins where we operate. His guidance and operational expertise has been a tremendous asset to Miller in our Cook Inlet efforts and we are confident that leveraging his expertise will prove beneficial over all of our operations.”

Mr. Hall will continue to head up Miller's Alaska office to be in close proximity to the majority of the Company's production and development efforts. David is a member of Miller's Board of Directors and has worked on the assets Miller acquired in Alaska since their construction began in 1991. He has experience in oil & gas production and drilling, industrial & electrical engineering and brings over 25 years of experience to Miller.

“I appreciate and look forward to the opportunity that Miller has presented,” said David Hall, new COO for the Company. “Our recent operational efforts mark the first step to bringing Miller's assets to their full potential. With an aggressive development schedule and additional new prospects in Tennessee as well as the onshore acreage in Alaska, we have a strong asset base to work with, deep knowledge of the structures and the right team in place to see the investment Miller has made brought to fruition.”

Deloy Miller, who previously held the position of COO, will continue to serve as Executive Chairman of the Board of Directors, a position he has held since Miller's formation in 1967. Mr. Miller will advise the operations team on development including drilling activities, production oversight and acquisitions on a continued basis.

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About Miller Energy Resources

Miller Energy Resources, Inc. is a high growth oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller's focus is in Cook Inlet, Alaska and in the heart of Tennessee's prolific and hydrocarbon-rich Appalachian Basin including the Chattanooga Shale. Miller is headquartered in Knoxville, Tennessee with offices in Anchorage, Alaska and Huntsville, Tennessee. The company's common stock is listed on the NYSE under the symbol MILL.

Statements Regarding Forward-Looking Information

Certain statements in this press release and elsewhere by Miller Energy Resources¸ Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for Miller to experience additional operating losses; material weaknesses in Miller's internal control over financial reporting and the need to enhance Miller's management, systems, accounting, controls and reporting performance; high debt costs under Miller's existing senior credit facility; potential limitations imposed by debt covenants under the senior credit facility on Miller's growth and ability to meet our business objectives; Miller's ability to meet the financial and production covenants contained in the Apollo Credit Facility; whether Miller are able to complete or commence drilling projects within the expected time frame; litigation risks; the ability to perform under the terms of oil and gas leases, and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; uncertainties related to deficiencies identified by the SEC in our Form 10-K for 2011; Miller's ability to successfully acquire, integrate and exploit new productive assets in the future; whether Miller can establish production on certain leases in a timely manner before expiration; the ability to complete the work commitments required as terms of the Susitna Basin Exploration Licenses; the ability to recover proved undeveloped reserves and convert probable and possible reserves to proved reserves; Miller's experience with horizontal drilling; risks associated with the hedging of commodity prices; the dependence on third party transportation facilities; concentration risk in the market for the oil we produce in Alaska; the impact of natural disasters on our Cook Inlet Basin operations; the effect of global market conditions on the ability to obtain reasonable financing and on the prices of Miller's common and Series C Preferred Stock; the imprecise nature of our reserve estimates; risks related to drilling dry holes or wells without commercial quantities of hydrocarbons; fluctuating oil and gas prices and the impact on Miller's results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; the existence within the industry of risks that may be uninsurable; strong industry competition; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; new regulation on derivative instruments used to manage risk against fluctuating commodity prices; the impact that future legislation could have on access to tax incentives currently enjoyed by Miller; that no dividends may be paid on our common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to restricted securities and outstanding options, and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates; the junior ranking of the Series C Preferred Stock to the Series B Preferred Stock and all indebtedness; the ability to pay dividends on the Series C Preferred Stock; whether the Series C Preferred Stock is rated; the ability of the Series C

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Preferred Stockholders to exercise conversion rights upon a Change of Control; fluctuations in the market price of the Series C Preferred Stock; whether additional shares of Series C Preferred Stock or additional series of preferred stock that rank on parity with the Series C Preferred Stock are issued; the very limited voting rights held by Series C Preferred Stockholders; the newness of the Series C Preferred Stock and its limited trading market; risks related to the continued listing of the Series C Preferred Stock on the NYSE; and the effect of the change of control conversion feature of the Series C Preferred Stock on a potential change in control. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2013. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Contact:

Derek Gradwell
MZ Group
SVP, Natural Resources
Phone: 949-259-4995
Email: dgradwell@mzgroup.us
Web: www.mzgroup.us

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